UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549’

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2015

SINO MERCURY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36592	46-5234036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

China Offices

7/F Metropolis Tower,

No.2 Dongsan Street, Zhongguancun Xi Zone

Haidian District, Beijing, 100080, China

United States Offices

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

In China: (86)10-6260 2461

In the United States: (646) 387-1287

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

Effective January 9, 2015, Sino Mercury Acquisition Corp. (the "Company") dismissed KPMG LLP ("KPMG") as the Company's  independent registered public accountants and engaged Marcum LLP ("Marcum") as its new independent registered public accountants. The decision was approved by the Audit Committee of the Company.

KPMG has never issued an audit report of the Company’s financial statements. However, KPMG was engaged to audit the balance sheet of the Company as of September 2, 2014. KPMG’s report on the balance sheet of the Company as of September 2, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of KPMG’s engagement from June 30, 2014 through January 9, 2015, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report.

During the period of KPMG’s engagement from June 30, 2014 through January 9, 2015, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company requested KPMG to furnish a letter addressed to the Commission, attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

During the period of KPMG’s engagement from June 30, 2014 through January 9, 2015, the date the Company engaged Marcum, the Company has not consulted with Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16.1	Letter from KPMG LLP.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2015	SINO MERCURY ACQUISITION CORP.

	By:	/s/ Jianming Hao
Name: Jianming Hao
Title: Executive Chairman of the Board and Chief Executive Officer

3